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                                                                    Exhibit 99.6

BIOPROGRESS SEEKS MOVE TO ENGLAND AND ADMISSION TO LONDON'S ALTERNATIVE INVESTMENT MARKET

ATLANTA, GA (December 20, 2002) - BioProgress Technology International, Inc. (OTC BB: BPRG) today announced plans to reorganize its corporate structure. BioProgress PLC, a newly incorporated public company registered in England and Wales will become the new parent company of BioProgress Technology International. Shareholders of the current BioProgress Technology International will have their shares converted into the same number of shares (and in the same proportion) in BioProgress PLC as they currently own in BioProgress Technology International.

BioProgress PLC intends, upon completion of the reorganization which is expected to occur sometime in the first quarter of 2003, to apply to have its ordinary shares admitted to trading on the London Stock Exchange's Alternative Investment Market ("AIM").

BioProgress today filed a Registration Statement on Form F-4 and a Proxy Statement with the Securities and Exchange Commission to register the issue of the ordinary shares of BioProgress PLC in connection with the reorganization and to solicit the written consent of at least a majority of the shares of common stock of BioProgress Technology International. Completion of the reorganization is conditional on a number of factors including, among others, the Registration Statement being declared effective by the SEC, the receipt of the required consent of the shareholders of BioProgress Technology International, and the obtaining of UK tax clearances.

Barry J. Muncaster, Chairman & CEO of BioProgress Technology International said, "The purpose of the proposed transaction is to obtain a listing that will provide our shareholders and the Company with access to a reputable, liquid and expanding exchange. I'm extremely pleased that our recent performance has enabled us to initiate this progressive step without the need to raise new capital at a time when markets remain depressed. When capital markets improve, we will potentially be in a good position to raise additional capital, if needed, at a price more in line with our expectations than would otherwise be achievable today."

Following five years of research and development, BioProgress is emerging from its developmental stage. The company is dedicated to commercializing its intellectual property in the field of water-soluble and biodegradable films and processes for their inclusion in high volume mass-market products. The company is primarily focused on commercializing its proprietary XGel(TM) Film Systems, which we believe are the world's first range of animal-free encapsulation processes. Versions of the XGel(TM) system can encapsulate liquids, coat tablets and deliver powders. These patented processes eliminate the use of gelatin, which is a protein derived from animal renderings. Since the mid-1930s, gelatin has been widely used for encapsulating non-aqueous products such as vitamin oils (dietary supplements), and pharmaceuticals. The company believes its XGel(TM) Film Systems are potentially a revolutionary step in eliminating animal by-products from pharmaceuticals and dietary supplements and offer substantial cost benefits when compared to current drug and supplement delivery methods.

BioProgress has executed agreements with Procter & Gamble (NYSE:PG) (which has been successfully completed), Nestle, J T Racing LLP, a wholly owned subsidiary of Brass Eagle, Inc., (Nasdaq: XTRM), Bristol Meyers Squibb (NYSE:BMY), The Boots Company (LSE: Boot) and other undisclosed major pharmaceutical companies. The Company has announced the sale of XGel(TM) Film Systems to Peter Black Healthcare, which has also executed an option to purchase ten NRobe(TM) powder fill versions of the XGel(TM) technology. Farmasierra S.A., based in Madrid, has ordered an NRobe(TM) system to develop products for the pharmaceutical prescription medicine sector. BioProgress continues to work with several major international pharmaceutical companies to determine the suitability of the various versions of the




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XGel(TM) Film Systems to replace traditional dosage forms and, in some cases, to facilitate new product development not possible with competitive technologies.

BioProgress's common stock is quoted on the NASD OTC Bulletin Board (symbol
BPRG). The Company's web site can be viewed at www.bioprogress.com.

Forward-Looking Information This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The forward-looking statements in this release include statements addressing future financial and operating results and the timing and benefits of the reorganization. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (1) the failure to maintain adequate capital resources; (2) competition to our businesses; (3) the lack of acceptance of any new products we may develop; (4) changes in currency exchange rates; (5) changes in general economic and business conditions; (6) changes in business strategy; and (7) any significant delay in the expected completion of the reorganization and risks that the benefits anticipated from it may not be fully realized. Detailed information about factors pertinent to the business of the company that could cause actual results to differ is set forth in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report for the fiscal year ended December 31, 2001 and its most recent Quarterly Reports. The Company is under no obligation to (and expressly disclaim any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise

                             **********************

Investors and security holders are advised to read the proxy statement/prospectus regarding the transaction referenced in the foregoing information, when it becomes available, because it will contain important information. The proxy statement/prospectus has been filed with the Securities and Exchange Commission and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by the Company from the Commission's web site at www.sec.gov. The proxy statement/prospectus and such other documents may also be obtained from the company by directing such request to BioProgress PLC, Hostmoor Avenue, March, Cambridgeshire, United Kingdom. PE15 0AX, telephone: +44.135.465.5674. BioProgress Technology International and BioProgress PLC and certain other persons referred to below may be deemed to be participants in the solicitation of written consents of BioProgress shareholders to approve the transaction. The participants in this solicitation may include the directors and executive officers of BioProgress PLC and BioProgress Technology International, Inc., who may have an interest in the transaction including as a result of holding shares or options of BioProgress Technology International, Inc. A detailed list of the names and interests of the directors and executive officers of BioProgress Technology International (who, with the exception of those directors and officers who have resigned since the date of the annual report, are identical to the directors and officers of BioProgress PLC) is contained in the Annual Report for the year ended December 31, 2001, which may be obtained without charge at the Commission's web site at www.sec.gov

Contact Details
UK
Company Contact
Barry J. Muncaster, Chairman and Chief Executive
BioProgress Technology International, Inc., or


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Graham Hind, Managing Director
BioProgress Technology Ltd
Hostmoor Avenue
March Cambs, PE15 0AX
United Kingdom

Tel:  +44 (0) 1354 655 674
Fax: +44 (0) 1354 657 800
Email: bjm@bioprogress.com
Email: grahamhind@bioprogress.com

USA

Company Contact and Investor Relations

Larry C. Shattles, Executive Vice President, or
Carey B. Bottom, President
BioProgress Technology, Inc.,
PO. Box 500127
Atlanta, GA 31150

Tel:  +1 (770) 649 1133
Fax: +1 (770) 594 8613
Email: lcs@bioprogress.com
Email: cbb@bioprogress.com

REST OF THE WORLD

Media Contact and Investor Relations for the rest of the World:

Henry Harrison-Topham
Bankside Consultants Limited
St. Mary Abchurch House
123 Cannon Street
London EC4N 5AU

Tel:  +44 (0) 207 444 4140
Fax: +44 (0) 207 444 4184
Email: henry.ht@bankside.com


Statements included in this press release which are not historical in nature, are intended to be, and are hereby identified as "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended by Public Law 104-67 and provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements may be identified by words including "anticipate," "believe," "intends," "estimates," "expects," and similar expressions. The Company cautions readers that forward-looking statements, including without limitation those relating to the Company's future business prospects are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.


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